Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, MARK FROST, hereby constitute and appoint John J. Fry, Mark Mihanovic, Daniel L. Woodard, Matt Moreno, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to enroll me in EDGAR Next; act as an account administrator for my EDGAR account; appoint, remove and replace account administrators, account users, and delegated entities; maintain the security of my EDGAR account, including modification of access codes; maintain, modify and certify the accuracy of information on my EDGAR account dashboard; sign any Form ID (Uniform Application for Access Codes to File on EDGAR), reports on Form 3 (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes in Beneficial Ownership of Securities), Form 5 (Annual Statement of Beneficial Ownership of Securities) and Schedules 13D and 13G relating to transactions by me in shares of common stock or other securities of Harvard Bioscience, Inc. and all amendments thereto, and to file the same, with the Securities and Exchange Commission and the appropriate securities exchange. I hereby grant unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Securities Exchange Act of 1934. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

Dated:	5/14/2025	/s/ Mark Frost
Mark Frost